SCHEDULE 13D

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CUSIP No. 598709103                                    Page 19 of 20
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                                    Exhibit 1

                             Joint Filing Agreement
                            Pursuant to Rule 13d-1(k)

            The undersigned persons (the "Reporting Persons") hereby agree that a joint statement on this Schedule 13D, and any amendments thereto, is to be filed.

            Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of them contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: March 22, 2004.


                                       GLENCORE FINANCE AG



                                       By:   /s/ Steven N. Isaacs
                                          --------------------------------------
                                          Name:  Steven N. Isaacs
                                          Title: Director


                                       By:   /s/ Barbara A. Wolfensberger
                                          --------------------------------------
                                          Name:  Barbara A. Wolfensberger
                                          Title: Director



                                       GLENCORE INTERNATIONAL AG



                                       By:   /s/ Zbynek E. Zak
                                          --------------------------------------
                                          Name:  Zbynek E. Zak
                                          Title: Director



                                       By:   /s/ Lotti Grenacher Hagmann
                                          --------------------------------------
                                          Name:  Lotti Grenacher Hagmann
                                          Title: Officer

                                  SCHEDULE 13D

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CUSIP No. 598709103                                    Page 20 of 20
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                                       GLENCORE HOLDING AG



                                       By:   /s/ Willy R. Strothotte
                                          --------------------------------------
                                          Name:  Willy R. Strothotte
                                          Title: Chairman



                                       By:   /s/ Ivan Glasenberg
                                          --------------------------------------
                                          Name:  Ivan Glasenberg
                                          Title: Director



                                       MIZUHO INTERNATIONAL PLC



                                       By:   /s/ Sabah Zubaida
                                          --------------------------------------
                                          Name:  Sabah Zubaida
                                          Title: Managing Director



                                       MIZUHO SECURITIES CO., LTD.



                                       By:   /s/ Nobuo Oya
                                          --------------------------------------
                                          Name:  Nobuo Oya
                                          Title: Managing Director